EQ Advisors TrustSM

Prospectus dated May 1, 2015

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IA and Class IB shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

AXA All Asset Allocation Series Portfolio

All Asset Growth - Alt 20 Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or this Prospectus. Any representation to the contrary is a criminal offense.

Allocation

(910633)

EQ Advisors Trust

2	Table of Contents	EQ Advisors Trust

All Asset Growth – Alt 20 Portfolio – Class IA and IB Shares

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Growth-Alt 20 Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.76%	0.76%
Total Annual Portfolio Operating Expenses	1.34%	1.34%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$136	$425	$734	$1,613
Class IB Shares	$136	$425	$734	$1,613

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of the Underlying Portfolios, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of Underlying ETFs) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Funds Management Group, LLC (“FMG LLC” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). The Manager, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity investments, fixed income investments or alternative investments (referred to herein as “asset classes”) as represented by the holdings of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 55% of its assets in equity investments, 25% of its assets in fixed income investments and 20% of its assets in alternative investments through investments in Underlying Portfolios and Underlying ETFs. Alternative investments are alternatives to traditional equity or fixed income investments. Alternative investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Alternative investments may include, for example, convertible securities, investments in certain industries or sectors (e.g., infrastructure), exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the AXA Natural Resources Portfolio, the EQ/Real Estate PLUS Portfolio and other instruments that derive their value from real estate, and the EQ/GAMCO Mergers and Acquisitions Portfolio. This asset allocation target may be changed by the Manager and the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, the Manager also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities or other instruments within each asset class (e.g., large cap equity securities, micro/small/mid cap equity securities, international/emerging markets securities, REITs, investment grade bonds and high yield bonds (also known as “junk bonds”)). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual holdings fall within such asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in

EQ Advisors Trust	About the Investment Portfolios	3

All Asset Growth-Alt 20 Portfolio (continued)

the table below. The Manager may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset class and asset category. The REITs, other alternative investments, investment grade and high yield bond categories may include both U.S. and foreign issuers.

Asset Class
Range of Equity	55%
Large Cap Equity Securities	20%
Micro/Small/Mid Cap Equity Securities	15%
International/Emerging Markets Securities	20%
Range of Alternative Investments	20%
REITs	5%
Other Alternatives	15%
Range of Fixed Income	25%
Investment Grade Bonds	23%
High Yield Bonds	2%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the asset allocation target and target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, are appropriate for the Portfolio’s investment objective. The Manager may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

The Portfolio also may lend its portfolio securities to earn additional income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

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Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Alternative Investment Risk: To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in alternative investments, the Portfolio will be subject to the risks associated with such investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and the performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectation. Alternative investments may have different characteristics and risks than do traditional investments, can be highly volatile, may be less liquid, particularly in periods of stress, and may be more complex and less transparent than traditional investments. Alternative investments also may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

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Commodity Price Volatility Risk: Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

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Convertible Securities Risk: The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the Portfolio’s Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

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Credit Risk: The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor

4	About the Investment Portfolios	EQ Advisors Trust

its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

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Energy Sector Risk: The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

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Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

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Infrastructure Sector Risk: Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk: Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P’’) or Fitch Ratings Ltd. (“Fitch’’) or Baa or higher by Moody’s Investors Services, Inc. (“Moody’s’’). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are

EQ Advisors Trust	About the Investment Portfolios	5

All Asset Growth-Alt 20 Portfolio (continued)

considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

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Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small-cap and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap capitalization companies than for mid-capitalization companies.

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Natural Resources Sector Risk: The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals.

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Non-Investment Grade Securities Risk: Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

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Real Estate Investing Risk: Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio or portion thereof indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

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Risks Related to Investments in Underlying Portfolios and Underlying ETFs: A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their

6	About the Investment Portfolios	EQ Advisors Trust

investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2014 compared to the returns of a broad-based market index. The additional broad-based market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

For periods prior to the inception date for Class IA shares (October 29, 2009), Class IA share performance information shown in the table below is the performance of Class IB shares, which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares did not pay 12b-1 fees prior to January 1, 2012.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.31% (2009 2nd Quarter)	–16.47% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
All Asset Growth-Alt 20 Portfolio — Class IA Shares	2.42%	7.85%	4.50%
All Asset Growth-Alt 20 Portfolio — Class IB Shares	2.36%	7.74%	4.44%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.10%
All Asset Growth-Alt 20 Index (reflects no deduction for fees, expenses, or taxes)	4.81%	8.55%	5.95%

EQ Advisors Trust	About the Investment Portfolios	7

All Asset Growth-Alt 20 Portfolio (continued)

WHO MANAGES THE PORTFOLIO

Investment Managers: FMG LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	September 2005
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	May 2011
Adam M. Cohen, CFA®	Assistant Portfolio Manager of FMG LLC	May 2014

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, and other investors eligible under applicable tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your contract Prospectus for more information on purchasing and redeeming Portfolio Shares.

TAX INFORMATION

The Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and certain other investors eligible under applicable tax regulations. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the Investment Portfolios	EQ Advisors Trust

2. More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs

Investment Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, the Portfolio has its own investment objective, policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental may be changed without prior notice or shareholder approval. In addition, to the extent that the Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Underlying Portfolios and Underlying ETFs

The Portfolio invests primarily in Underlying Portfolios and Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. An Underlying ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, each Underlying ETF is designed so that its performance will correspond closely with that of the index it tracks.

Generally, a portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which a Portfolio relies to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio relies on these exemptive orders in investing in ETFs.

The following is a list of the Underlying Portfolios and Underlying ETFs in which the Portfolio currently may invest, generally divided by asset category, based on each Underlying Portfolio’s and Underlying ETF’s primary holdings. The list of Underlying Portfolios and Underlying ETFs in which the Portfolio may invest may change from time to time at the discretion of the Manager without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying Portfolio or Underlying ETF at one time. Additional information regarding the Underlying Portfolios is included in the prospectuses for those portfolios dated May 1, 2015, as supplemented from time to time. The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees. Additional information regarding the Underlying ETFs is included in their current prospectus.

Large Cap Equities

AXA/Loomis Sayles Growth

EQ/BlackRock Basic Value Equity

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Research

EQ/Common Stock Index

EQ/Equity 500 Index

EQ/Invesco Comstock

EQ/JPMorgan Value Opportunities

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth and Income

EQ/Wells Fargo Omega Growth

Multimanager Aggressive Equity

SPDR® S&P 500 ETF

Vanguard High Dividend Yield ETF

Vanguard Total Stock Market ETF

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	9

Small/Mid Cap Equities

AXA/AB Small Cap Growth

EQ/GAMCO Small Company Value

EQ/Mid Cap Index

EQ/Morgan Stanley Mid Cap Growth

EQ/Small Company Index

Multimanager Mid Cap Growth

Multimanager Mid Cap Value

International/Emerging Markets Securities

EQ/International Equity Index

EQ/International ETF

EQ/MFS International Growth

EQ/Oppenheimer Global

iShares® China Large-Cap ETF

iShares® MSCI Emerging Markets ETF

iShares® MSCI EAFE Small-Cap ETF

iShares® Latin America 40 ETF

SPDR® S&P® Emerging Europe ETF

SPDR® S&P® Emerging Asia Pacific ETF

SPDR® S&P ® Emerging Markets Small Cap ETF

SPDR® S&P ® International Mid Cap ETF

Vanguard FTSE Emerging Markets ETF

Vanguard MSCI EAFE ETF

Vanguard FTSE All-World ex-U.S. ETF

Vanguard FTSE All-World ex-U.S. Small Cap ETF

Vanguard Total World Stock ETF

High Yield Bond

EQ/High Yield Bond

SPDR® Barclays High Yield Bond ETF

Alternative Investments

AXA Natural Resources

Consumer Discretionary Select SPDR Fund

Consumer Staples Select SPDR Fund

EQ/Convertible Securities Portfolio

EQ/Energy ETF Portfolio

Energy Select Sector SPDR Fund

EQ/GAMCO Mergers and Acquisitions

Financial Select Sector SPDR Fund

Health Care Select Sector SPDR Fund

Industrial Select Sector SPDR Fund

iShares® Gold Trust

iShares® U.S. Utilities ETF

iShares® Emerging Markets Infrastructure ETF

iShares® MSCI Global Agriculture Producers ETF

iShares® MSCI Global Gold Miners ETF

iShares® Global Clean Energy ETF

iShares® Global Energy ETF

iShares® Global Infrastructure ETF

iShares® Global Nuclear Energy ETF

iShares® Global Timber and Forestry ETF

iShares® North American Natural Resources ETF

iShares® Silver Trust

iShares® U.S. Oil & Gas Exploration & Production ETF

Materials Select Sector SPDR Fund

PowerShares® DB Agriculture Fund

PowerShares® DB Base Metals Fund

PowerShares® DB Commodity Index Tracking Fund

PowerShares® DB Energy Fund

PowerShares® DB G10 Currency Harvest Fund

PowerShares® DB Gold Fund

PowerShares® DB Oil Fund

PowerShares® DB Precious Metals Fund

PowerShares® DB Silver Fund

PowerShares Multi-Strategy Alternative ETF

SPDR® S&P Metals and Mining ETF

Technology Select Sector SPDR Fund

Utilities Select Sector SPDR Fund

Domestic Real Estate Investment Trusts (“REITs”)

iShares® Cohen & Steers REIT ETF

Vanguard REIT ETF

Global REITs

EQ/Real Estate PLUS

iShares® International Developed Property ETF

SPDR® Dow Jones Global Real Estate ETF

SPDR® Dow Jones International Real Estate ETF

Investment Grade Bond

AXA/AB Short Duration Government Bond

EQ/Core Bond Index

EQ/Global Bond PLUS

EQ/Intermediate Government Bond

EQ/Money Market

EQ/PIMCO Global Real Return

EQ/PIMCO UltraShort Bond

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EQ/Quality Bond PLUS

iShares® Core Total USD Bond Market ETF

iShares® TIPS Bond ETF

iShares® J.P.Morgan USD Emerging Markets Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

Multimanager Core Bond

SPDR® Barclays International Treasury Bond Fund

SPDR® DB International Government Inflation-Protected Bond ETF

Vanguard Total Bond Market ETF

You should note that the Underlying Portfolios may already be available directly as an investment option in your Contract and that an investor in a Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of in the Portfolio itself. However, not all of the Underlying Portfolios may be available as an investment option in your Contract and none of the Underlying ETFs are available directly as investment options in your Contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

Asset Allocation Strategy

The Manager determines the asset allocation target for the asset classes, the target investment percentages for each asset category and each Underlying Portfolio and Underlying ETF in which a Portfolio invests using a proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories, Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to fees directly associated with the Portfolio, you will also indirectly bear the fees of the Underlying Portfolios and Underlying ETFs, which, with respect to the Underlying Portfolios, include management and administration fees paid to the Manager, and in certain instances, advisory fees paid by the Manager to its affiliates.

The Portfolio may deviate from its asset allocation target and target investment percentages as a result of appreciation or depreciation of the equity securities holdings, alternative investment holdings, or fixed income securities holdings of the Underlying Portfolios or Underlying ETFs in which it invests. The Portfolio has adopted certain policies to reduce the likelihood of such an occurrence. First, the Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its target allocations. Second, the Manager will not allocate any new investment dollars to any Underlying Portfolio or Underlying ETF that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, the Manager will allocate new investment dollars on a priority basis to Underlying Portfolios or Underlying ETFs that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

Additional Information About the Investment Strategies

The following provides additional information regarding the principal investment strategies of the Portfolio as discussed in “About the Investment Portfolio — Principal Investment Strategy” and provides information regarding additional investment strategies that the Portfolio may employ. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Securities of Other Investment Companies and Investment Vehicles. The Portfolio invest in Underlying Portfolios and Underlying ETFs. The Underlying Portfolios are managed by the Manager and sub-advised by one or more sub-advisers, which may include affiliates of the Manager. The Portfolio has an asset allocation target (an approximate percentage of the Portfolio’s assets allocated between equity, fixed income and alternative investments as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs) and target investment percentages (an approximate percentage of the Portfolio’s assets invested in a particular asset category — e.g., large cap equity securities, small/mid-cap equity securities, international/emerging markets securities, REITs, other alternative investments, investment grade bonds and high yield bonds — as represented by the individual holdings of the Underlying Portfolios and Underlying ETFs).

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

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Cash and Short-Term Investments. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds, including money market funds managed by the Manager. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed above in “Investment Strategies — Underlying Portfolios and Underlying ETFs.”

Generally, these securities offer less potential for gains than other securities.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its principal investment strategies and may not achieve its investment goal. In addition, each Portfolio may deviate from its asset allocation target and target investment percentages for defensive purposes.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, a Portfolio may be subject to different risks than another investment company. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — The Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

The Portfolio follows a distinct set of investment strategies. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in equity securities and other equity instruments, the performance of the Portfolio will be subject to the risks of investing in equity securities and other equity instruments. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in fixed income securities and other fixed income instruments, the performance of the Portfolio will be subject to the risks of investing in fixed income securities and other fixed income instruments, which may include high yield securities. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest primarily in alternative investments, the performance of the Portfolio will be subject to the risks of investing in alternative investments.

The Underlying Portfolios and Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying Portfolios and Underlying ETFs may emphasize different market sectors, such as foreign securities, small-cap equities and high yield fixed income securities. Some of the risks, including principal risks of investing in the Underlying Portfolios and Underlying ETFs are discussed below. More information about the Underlying Portfolios and Underlying ETFs is available in their respective prospectuses.

General Risks of the Portfolios and the Underlying Portfolios and Underlying ETFs

Each Portfolio and each of the Underlying Portfolios and Underlying ETFs may be subject to certain general investment risks, as discussed below. In this section, the term “Portfolio” may include the Portfolio, an Underlying Portfolio, an Underlying ETF, or all of the above.

Adviser Selection Risk. The risk that the Manager’s process for selecting or replacing an investment sub-adviser (“Sub-Adviser”) and its decision to select or replace a Sub-Adviser does not produce the intended results.

Affiliated Portfolio Risk. In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to

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sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk. There is the risk that the returns from the asset classes, or types of securities, in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cash Management Risk. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant with counterparties such as the Trust’s custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk. A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Derivatives Risk. A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and

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amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk. A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Insurance Fund Risk. The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

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Investment Style Risk. A Sub-Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leveraging Risk. When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk. The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market-participants are increasingly reliant upon both publicly available and

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proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk. A Portfolio may have multiple Sub-Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. To a significant extent, a Portfolio’s performance will depend on the success of the Manager in allocating the Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Portfolio independently from another Sub-Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Manager pays different fees to the Sub-Advisers and due to other factors that could impact the Manager’s revenues and profits.

New Fund Risk. Certain Underlying Portfolios and Underlying ETFs may be relatively new portfolios with limited operating history. The Portfolios may not be successful in implementing their respective investment strategies or may not employ successful investment strategies, and there can be no assurance that such portfolios will grow to or maintain an economically viable size, which could result in a portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk. The risk that strategies used by the Manager or the Sub-Advisers and their securities selections fail to produce the intended results.

Portfolio Turnover Risk. High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other

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countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations.

While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Redemption Risk. A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. More recently, the Federal Reserve substantially reduced the amount of securities it purchases pursuant to quantitative easing. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly, potentially resulting in losses to a Portfolio. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk. A Portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the Portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the security at the desired time.

Risk Management. The Manager and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Manager or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs. A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend, on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities

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risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. Moreover, there is the risk that an Underlying ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Securities Lending Risk. For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk. The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased plus any premiums or interest paid to the third party. Short positions may be considered speculative transactions and involve special risks that could increase losses or reduce gains. Short sales involve greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

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Tax Risk. The risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

Risks of Equity Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that emphasize investments in equity securities or other equity instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities or other equity instruments. The risks of investing in equity securities or other equity instruments may include:

Convertible Securities Risk. The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Equity Risk. In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed income securities.

Financial Services Sector Risk. To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Focused Portfolio Risk. A Portfolio that employs a strategy of investing in the securities of a limited number of companies, some of which may be in the same industry, sector or geographic region, including a Portfolio that is classified as “non-diversified”, may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value. Further, such a Portfolio may be more sensitive to events affecting a single industry, sector or geographic region. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a Portfolio that is more broadly invested.

Initial Public Offering (“IPO”) Risk. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no

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guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Large-Cap Company Risk. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap and Small-Cap and Micro-Cap Company Risk. A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-capitalization companies than for mid-capitalization companies.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITs”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax increases, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a Portfolio (or portion thereof) indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income and net realized gains. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Special Situations Risk. A Portfolio may seek to benefit from “special situations,” such as acquisitions, mergers, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or an acquisition, a merger, consolidation, liquidation, restructuring, bankruptcy or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period. A Portfolio’s return also could be adversely impacted to the extent that an Adviser’s strategies fail to identify companies for investment by the Portfolio that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case a Portfolio may lose money. In addition, if a transaction takes longer time to close than an Adviser originally anticipated, a Portfolio may realize a lower-than-expected rate of return.

Unseasoned Companies Risk. These are companies that have been in operation less than three years, including operations of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Risks of Fixed Income Investments

Each Portfolio may invest a portion of its assets in Underlying Portfolios or Underlying ETFs that invest primarily in debt securities or other debt instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds or other debt instruments. Examples of

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bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed and asset-backed securities, securities issued by the U.S. government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as described in each Underlying Portfolio’s or Underlying ETF’s investment strategies. In addition to bonds, debt securities also include money market instruments.

The risks of investing in fixed income securities or other fixed income instruments may include:

Banking Industry Sector Risk. To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Bank Loans Risk. Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and the Portfolio’s Adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Credit Risk. The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed income security is not rated, a Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Distressed Companies Risk. A Portfolio may invest in distressed securities, including loans, bonds and notes, many of which are not publicly traded and that may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. A Portfolio may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Portfolio’s original investment. The purchase of defaulted debt

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securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by a Portfolio defaults, the Portfolio may experience significant losses on the security, which may lower the Portfolio’s NAV. Securities tend to lose much of their value before the issuer defaults. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Inflation-Indexed Bonds Risk. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

Interest Rate Risk. The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk. Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Loan Participation and Assignments Risk. A Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for the interests in a loan might fail financially. It is also possible that the Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Money Market Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on a Portfolio’s mortgage-backed and asset-backed securities will result in an unforeseen loss of interest income to a Portfolio as the Portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may

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increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. Moreover, declines in the credit quality and defaults by of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Non-Investment Grade Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, deemed to be of comparable quality by an Adviser are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as ”junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Zero Coupon and Pay-in-Kind Securities Risk. A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Risks of Foreign Securities Investments

Each Portfolio may invest a varying portion of its assets in Underlying Portfolios and Underlying ETFs that invest primarily in foreign securities or other foreign instruments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risk and rewards of foreign securities or other foreign instruments.

The following is a more detailed description of the primary risks of investing in foreign securities and other foreign instruments:

Foreign Securities Risk. Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices

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also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio investments.

Currency Risk. Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk. Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

European Economic Risk. The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In addition, one or more members could abandon the euro, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Geographic Concentration Risk. A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or

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exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk. An Underlying Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Underlying Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Underlying Portfolio’s net asset value might be diluted. An Underlying Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the board of trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Underlying Portfolio’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement an Underlying Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Risks of Alternative Investments

Each Portfolio may invest in certain Underlying Portfolios and Underlying ETFs that invest in alternative investments. Therefore, as an investor in a Portfolio, the return on your investment will be based, to the extent of a Portfolio’s investment, on the risks and rewards of alternative investments. Alternative investments may use a different approach to investing than do traditional investments (such as equity or fixed income investments) and, as a result, may have different characteristics and risks than do traditional investments. Alternative investments may be less liquid, particularly in periods of stress, more complex and less transparent, and may have more complicated tax profiles than traditional investments. The use of alternative investments may not achieve the desired effect.

The following is a more detailed description of the primary risks of investing in alternative investments. In addition to the risks specific to alternative investments, the Underlying Portfolios and Underlying ETFs that invest in alternative investments may be subject to the risks associated with equity, fixed income and foreign investments, certain of which are discussed earlier in this Prospectus. Certain risks discussed below also may apply to Underlying Portfolios and Underlying ETFs that do not invest in alternative investments. An Underlying Portfolio and Underlying ETF may be subject to certain additional risks as discussed in its prospectus.

Commodity Price Volatility Risk. Because the value of the shares of an Underlying ETF that is based on a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

Commodity Risk. Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and

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economic events and policies, war, acts of terrorism, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods and weather, livestock disease and embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Securities of companies that are dependent on a single commodity, or are concentrated in a single commodity sector, may exhibit even higher volatility attributable to commodity prices. No active trading market may exist for certain commodities investments. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of a commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index of investment. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may adversely affect the Portfolio’s performance. Although investments in commodities may move in different directions than traditional equity securities and debt instruments, when the value of those traditional investments is declining due to adverse economic conditions, there is no guarantee that commodities will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of traditional equity securities and debt instruments.

Concentration Risk. If an Underlying Portfolio or Underlying ETF concentrates in a particular market, industry, group of industries, country, region, group of countries, asset class or sector, that Underlying Portfolio or Underlying ETF may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, an Underlying Portfolio or Underlying ETF that concentrates in a single market, industry, group of industries, country, region, group of countries, asset class or sector may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices, and the market values of companies in the energy sector could be adversely affected by, among other factors, the levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on and the success of exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to the Portfolio’s holdings and the performance of the Portfolio. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Increases in Hedging Activity Risk. An increase in hedging activity by producers of a commodity could cause a decline in world prices of that commodity, negatively impacting the price of a fund investing in that commodity.

Infrastructure Sector Risk.  Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Infrastructure companies may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Infrastructure issuers can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products. In addition, infrastructure companies may be adversely affected by government regulation or world events (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social or labor unrest, or violence) in the regions in which the companies operate. Infrastructure companies may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. In addition, the failure of an infrastructure company

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to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure companies may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Infrastructure-related securities may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and potential illiquidity. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Natural Resources Sector Risk. The profitability of companies in the natural resources sector can be adversely affected by worldwide energy prices and other world events, limits on and the success of exploration projects, and production spending. Companies in the natural resources sector also could be adversely affected by commodity price volatility, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, changes in the supply of, or the demand for, natural resources, imposition of import controls, government regulation and intervention, civil conflict, economic conditions, increased competition, technological developments, and labor relations. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. Prices of precious metals and of precious metal related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims and other types of litigation, as well as negative publicity and perception. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest.) Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

Precious Metals Risk. Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Sales by the Official Sector Risk. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of an Underlying ETF that invests in gold will be adversely affected.

Utilities Sector Risk. The utilities sector in general is subject to significant governmental regulation and review, which may result in limitations or delays with regard to changes in the rates that companies in this sector charge their customers. Other risk factors that may affect utility companies include the risk of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and safety regulations; difficulties in obtaining natural gas or other key inputs; risks related to the construction and operation of power plants; the effects of energy conservation and the effects of regulatory changes. Any of these factors could result in a material adverse impact on the Underlying ETF’s portfolio securities and the performance of the Underlying ETF. The value of a Portfolio’s shares could experience significantly greater volatility than Portfolios investing more broadly.

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Benchmarks

The performance of the Portfolio as shown in the section “About the Investment Portfolio” compares the Portfolio’s performance to that of broad-based securities market indexes and/or a hypothetical composite index. The Portfolio’s annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities market indexes are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities market indexes are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities market index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which the Portfolio is likely to select its holdings.

Portions of a composite index against which a Portfolio’s performance is measured were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that the Portfolio will outperform these or any benchmarks.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and investment grade corporate bonds with maturities of 1-10 years.

Morgan Stanley Capital International (“MSCI”) EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Standard & Poor’s MidCap 400® Index (“S&P Mid Cap 400® Index” or “S&P 400 Index”) is a weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

FTSE NAREIT All Equity REITs Index measures the performance of all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

The All Asset Growth-Alt 20 Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P 400 Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

“Blended” performance numbers assume a static mix of the indexes. The Manager believes that these indexes reflect more closely the market sectors in which the Portfolio invests.

28	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs

The following is additional information regarding certain of the Underlying Portfolios and Underlying ETFs in which the Portfolio currently may invest. If you would like more information about the Underlying Portfolios and Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or, with respect to the Underlying Portfolios, by accessing the documents online at www.axa-equitablefunds.com or contacting the Underlying Portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs without notice or shareholder approval. The Manager’s selection of Underlying Portfolios and Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
LARGE CAP EQUITIES
EQ/BlackRock Basic Value Equity Portfolio	Seeks to achieve capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-Adviser believes are undervalued and therefore represent basic investment value.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Mid-Cap Company Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Currency Risk • Depositary Receipts Risk • Dividend Risk • Emerging Markets Risk • Equity Risk • Foreign Securities Risk • Large-Cap Company Risk • Quantitative Investing Risk
EQ/Invesco Comstock Portfolio	Seeks to achieve capital growth and income	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of any capitalization range, however, a substantial number of issuers are large capitalization issuers. The Portfolio also may invest in other types of securities. The Sub-Adviser emphasizes a value style of investing, seeking well established, undervalued companies believed by the Sub-Adviser to possess the potential for capital growth and income.

•  Currency Risk

•  Credit Risk

•  Depositary Receipts Risk

•  Derivative Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-cap Company Risk

•  Real Estate investing Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	29

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/T. Rowe Price Growth Stock Portfolio	Seeks to achieve long-term capital appreciation and secondarily, income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of a diversified group of growth companies. The Portfolio will invest primarily in equity securities of large-cap companies. For this Portfolio, large-cap companies are defined as those companies with market capitalizations larger than the median market cap of companies in the Russell 1000® Growth Index at the time of purchase. While most assets are invested in U.S. common stocks, other securities may also be purchased, including warrants and preferred stocks, in keeping with portfolio objectives. The Portfolio may invest upto 30% of its total assets in securities of foreign issuers, including those in emerging markets.	• Currency Risk • Equity Risk • Emerging Markets Risk • Foreign Securities Risk • Investment Style Risk • Large-Cap Company Risk • Special Situations Risk
SMALL/MID CAP EQUITIES
AXA/AB Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The Portfolio’s assets normally are allocated between two portions, each of which is managed using a different but complementary investment strategy. One portion is actively managed and one portion seeks to track the performance of a particular index or indices. The Portfolio invests primarily in U.S. common stocks and other equity securities issued by small capitalization companies that the Adviser believes to have favorable growth prospects.	• Equity Risk • Index Strategy Risk • Investment Style Risk • Portfolio Turnover Risk • Small-Cap Company Risk • Special Situations Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalizations of $2.0 billion or less at the time of investment. The Sub-Adviser utilizes a value-oriented investment style.	• Currency Risk • Equity Risk • Foreign Securities Risk • Investment Style Risk • Small-Cap Company Risk

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Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
GLOBAL REAL ESTATE INVESTMENT TRUSTS
EQ/Real Estate PLUS Portfolio	Seeks to provide long-term capital appreciation and current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies in the real estate industry, including REITs, and real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed, (“Active Allocated Portion”) and one portion seeks to track the performance of a particular index (“Index Allocated Portion”). Approximately 10% of the Portfolio’s net assets may be invested in ETFs. Under normal circumstances, the Active Allocated Portion consist of approximately 25-35% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Convertible Securities Risk

•  Currency Risk

•  Depositary Receipts Risk

•  Credit Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETFs Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Real Estate Investing Risk

•  Portfolio Turnover Risk

•  Sector Concentration Risk

•  Securities Lending Risk

ALTERNATIVE INVESTMENTS
AXA Natural Resources Portfolio	Seeks to achieve long-term growth of capital	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of domestic and foreign companies within the natural resources sector or in other securities or instruments the value of which is related to the market value of some natural resources asset. The Portfolio normally invests in companies that are involved directly or indirectly in the exploration, development, production or distribution of natural resources. The Portfolio seeks to track the performance (before fees and expenses) of the MSCI World Commodity Producers Index with minimal tracking error.

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Risk

•  ETF Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Natural Resources Risk

•  Index Strategy Risk

•  Leveraging Risk

•  Liquidity Risk

•  Sector Concentration Risk

•  Securities Lending Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	31

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio invests primarily in arbitrage opportunities by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations and in equity securities of companies that the Sub-Adviser believes are likely acquisition targets within 12-18 months.

•  Currency Risk

•  Credit Risk

•  Emerging Markets Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Turnover Risk

•  Special Situations Risk

iShares® Gold Trust	For the value of the shares to reflect, at any given time, the price of gold owned by the trust at that time, less the trust’s expenses and liabilities.	The trust is not actively managed. It does not engage in any activities designed to obtain a profit from, or to ameliorate losses caused by, changes in the price of gold. The trust receives gold deposited with it in exchange for the creation of baskets of shares, sells gold as necessary to cover the trust expenses and other liabilities and delivers gold in exchange for baskets of shares surrendered to it for redemption.	• Commodity Price Volatility Risk • Exchange Traded Funds Risk • General Investment Risks • Liquidity Risk • Increases in Hedging Activity Risk • Sales by the Official Sector Risk
iShares® U.S. Oil & Gas Exploration & Production ETF	Seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index.	The Fund seeks to track the investment results of the Dow Jones U.S. Select Oil Exploration & Production Index, which measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-Diversification Risk

•  Oil and Gas Industry Risk

•  Passive Investment Risk

•  Risk of Investing in the Unites States

•  Securities Lending Risk

•  Tracking Error Risk

32	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INTERNATIONAL/EMERGING MARKETS EQUITIES
EQ/MFS International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies, including emerging markets equity securities. The Portfolio may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e. growth companies).

•  Currency Risk

•  Depositary Receipts Risk

•  Emerging Markets Risk

•  Equity Risk

•  Foreign Securities Risk

•  Geographic Concentration Risk

•  Investment Style Risk

•  Large-Cap Company Risk

•  Mid-Cap and Small-Cap Company Risk

•  Portfolio Turnover Risk

EQ/International Equity Index Portfolio	Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index; and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.	Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the composite index. The Sub-Adviser selects a subset of the companies represented in each index based on the Sub-Adviser’s analysis of key risk factors and other characteristics.	• Currency Risk • Equity Risk • Foreign Securities Risk • Index Strategy Risk • Large-Cap Company Risk • Securities Lending Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	33

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Emerging Markets Equity PLUS Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other investments that are tied economically to emerging market countries. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active allocated Portfolio”) and one portion of the Portfolio seeks to track the performance of a particular index (“Index Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 25-35% of the Portfolio’s net assets and the Index allocated Portion consists of approximately 65-75% of the Portfolio’s net assets.

•  Currency Risk

•  Depositary Receipts Risk

•  Derivative Risk

•  Developing and Emerging Markets — Special Risk

•  Equity Risk

•  ETF Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mid-Cap and Small-Cap Company Risk

•  Multiple Adviser Risk

•  Securities Lending Risk

iShares® MSCI EAFE Small-Cap ETF	Seeks to track the investment results of the MSCI EAFE Small Cap Index which is composed of small-capitalization developed market equities, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Index represents the small-cap segment of the MSCI EAFE Index. The Fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing such securities. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Asset Class Risk

•  Concentration Risk

•  Consumer Discretionary Sector Risk

•  Currency Risk

•  Equity Securities Risk

•  Financial Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrial Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privatization Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developing Countries

•  Risk of Investing in Japan

•  Risk of Investing in the United Kingdom

•  Securities Lending Risk

•  Security Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

•  Valuation Risk

34	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
EQ/Global Bond PLUS Portfolio	Seeks to achieve capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies. The Portfolio’s assets normally are allocated among two investment managers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is actively managed by a Sub-Adviser and one portion of the Portfolio seeks to track the performance of a particular index. The Portfolio may also invest in exchange-traded funds that meet the investment criteria of the Portfolio.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Markets Risk

•  European Economic Risk

•  ETF Risk

•  Foreign Securities Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Multiple Adviser Risk

•  Leveraging Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

EQ/Intermediate Government Bond Portfolio	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities that are included in the Intermediate Government Bond Index, or other financial instruments that derive their value from those securities. The Intermediate Government Bond Index is an unmanaged index that measures the performance of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $250 million outstanding, which may include zero-coupon securities. The Portfolio also may invest in exchange-traded funds that invest in securities included in the Intermediate Government Bond Index.

•  Asset Class Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Custody Risk

•  Extension Risk

•  Geographic Risk

•  High Yield Securities Risk

•  Income Risk

•  Index-Related Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Passive Investment Risk

•  Privately-Issued Securities Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Emerging Markets

•  Securities Lending Risk

•  Security Risk

•  Sovereign and Quasi-Sovereign Obligations Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	35

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Global Real Return Portfolio	Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed bonds of varying maturities issued by the U.S. (e.g., TIPS) and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries.

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  Emerging Market Risk

•  Equity Risk

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  Inflation-Indexed Bonds Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Leveraging Risk

•  Liquidity Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

EQ/PIMCO Ultra Short Bond Portfolio	Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.	The Portfolio invests at least 80% of its net assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest in investment grade U.S. dollar denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The average portfolio duration of this Portfolio will vary based on the Sub-Adviser’s forecast for interest rates and will normally not exceed one year.

•  Credit Risk

•  Derivatives Risk

•  Equity Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Loan Participation and Assignments Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Portfolio Turnover Risk

•  Redemption Risk

iShares® J.P. Morgan USD Emerging Markets Bond ETF	Seeks to track the investment results of the J.P. Morgan EMBISM Global Core Index, which is composed of U.S. dollar denominated, emerging market bonds.	The J.P. Morgan EMBISM Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund generally invests at least 90% of its assets in the securities of the Index, or in securities not in the Index which the adviser believes will help the Fund track its Index. The Fund’s investment adviser uses a representative sampling indexing strategy to manage the Fund.

•  Emerging Markets Risk

•  Equity Risk

•  Exchange Traded Funds Risk

•  Fixed Income Risks

•  Focused Portfolio Risk

•  Foreign Securities Risk

•  General Investment Risks

•  Non-Investment Grade Securities Risk

•  Market Trading Risk

•  Small Cap Company Risk

•  Sovereign Obligations Risk

36	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	EQ Advisors Trust

Information Regarding the Underlying Portfolios and Underlying ETFs (continued)

Portfolio/ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
Multimanager Core Bond Portfolio	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” The Portfolio invests primarily in U.S. government and corporate debt securities. The Manager will generally allocate the Portfolio’s assets among four or more Sub-Advisers, each of which will manage its portion of the Portfolio using different yet complimentary investment strategies. The Manager anticipates allocating approximately 25% of the Portfolio’s net assets to the Index Allocated Portion which will seek to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays U.S. Intermediate Government/Credit Bond Index with minimal tracking error.

•  Cash Management Risk

•  Credit Risk

•  Currency Risk

•  Derivative Risk

•  Emerging Markets Risk

•  Foreign Securities Risk

•  Futures Contract Risk

•  Index Strategy Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Leveraging Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Portfolio Turnover Risk

•  Redemption Risk

HIGH YIELD BOND
EQ/High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a broad range of high-yield, below investment-grade bonds. The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is actively managed (“Active Allocated Portion”) and the other portion of the Portfolio invests in ETFs that are passively managed and that meet the investment objective of the Portfolio (“ETF Allocated Portion”). Under normal circumstances, the Active Allocated Portion consists of approximately 90% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

•  Bank Loans Risk

•  Convertible Securities Risk

•  Credit Risk

•  Currency Risk

•  Derivatives Risk

•  ETFs Risk

•  Equity Risk

•  Emerging Markets Risk

•  European Economic Risk

•  Foreign Securities Risk

•  Interest Rate Risk

•  Investment Grade Securities Risk

•  Non-Investment Grade Securities Risk

•  Large-Cap Company Risk

•  Leveraging Risk

•  Liquidity Risk

•  Loan Participation and Assignments Risk

•  Mid-Cap and Small-Cap Company Risk

•  Mortgage-Backed and Asset-Backed Securities Risk

•  Multiple Adviser Risk

•  Portfolio Turnover Risk

•  Redemption Risk

•  Securities Lending Risk

•  Zero Coupon and Pay-in-Kind Securities Risk

EQ Advisors Trust	More About Investment Strategies, Risks and the Underlying Portfolios and Underlying ETFs	37

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among eighty-six (86) Portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares and one (1) of which is only authorized to issue Class IA and Class K shares. This Prospectus describes the Class IA and Class IB shares of one (1) Portfolio. The Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. FMG LLC is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended; however, FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolio offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles and as of December 31, 2014, had approximately $103.7 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of the Trust and day-to-day management of the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolio, the Manager will periodically establish specific percentage targets for each asset category and identify each Underlying Portfolio and Underlying ETF to be held by the Portfolio using the Manager’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios and Underlying ETFs, as well as its outlook for the economy and financial markets. The Manager also will rebalance the Portfolio’s holdings through its selection of Underlying Portfolios and Underlying ETFs as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its asset allocation range and target investment percentages. The portfolio managers that are jointly and primarily responsible for the day-to-day management of the Portfolio are: Kenneth T. Kozlowski, CFP®, CLU, ChFC, Alwi Chan, CFA®, Xavier Poutas, CFA® and Adam Cohen, CFA®.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003 Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the All Asset Growth — Alt 20 Portfolio (formerly the All Asset Allocation Portfolio) since September 2005. Mr. Kozlowski served as Chief Financial Officer of the Trust from December 2002 to June 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Adam M. Cohen, CFA® has served as an Assistant Portfolio Manager of FMG LLC since January 2013. He served as Investment Analyst from September 2010 through December 2012. Prior to that, he served as Compliance Director of FMG LLC from October 2008 to September 2010.

Information about each portfolio manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s SAI.

While the day-to-day management of the Portfolio currently is provided by the Manager, the Manager may hire investment sub-advisers (“Sub-Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Manager has been granted relief by the SEC to appoint, dismiss and replace Sub-Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Sub-Advisers subject to approval of the Board of Trustees and has discretion to allocate a Portfolio’s assets among its current Advisers when applicable. If a new Sub-Adviser is retained for a Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act)

38	Management of the Trust	EQ Advisors Trust

(“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc. and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Sub-Adviser is approved by the affected Portfolio’s shareholders.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio is available in the Trust’s Semi-Annual and Annual Reports to Shareholders for the periods ended June 30 and December 31, respectively.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) that the Manager received in 2014 for managing the Portfolio and the rate of the management fees waived by the Manager in 2014 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and the Trust with respect to the Portfolio.

Management Fees Paid by the Portfolio in 2014

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio		Class IA	Class IB
All Asset Growth — Alt 20	0.10%	0.07%	0.08%

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with those of the Trust’s other AXA All Asset Allocation Portfolios, Strategic Allocation Portfolios and AXA/Franklin Templeton Allocation Managed Volatility Portfolio, which are offered in another prospectus (together with the Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $20 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.125% of the next $5 billion; and 0.10% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets to the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IA Shares	Class IB Shares
All Asset Growth — Alt 20	0.65%	0.65%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of a Portfolio’s expense ratio and such reimbursements do not exceed a Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, a Portfolio will be charged such lower expenses. The Manager’s selection of Underlying Portfolios may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for

EQ Advisors Trust	Management of the Trust	39

investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust and several of its Portfolios (but not the Portfolios described in this Prospectus), were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios (but not the Portfolios described in this Prospectus), as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, or its portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolio cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

40	Management of the Trust	EQ Advisors Trust

4. Fund distribution arrangements

The Trust offers Class IA shares and Class IB shares on behalf of the All Asset Growth - Alt 20 Portfolio. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares (“Distribution Plan”). Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IA and Class IB shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Sub-Advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Sub-Advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Sub-Advisers in connection with the distribution of the Contracts.

EQ Advisors Trust	Fund distribution arrangements	41

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Portfolio reserves the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of a Portfolio’s shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest a significant portion of their assets in foreign securities (e.g., EQ/International Equity Index Portfolio, EQ/MFS International Growth Portfolio, AXA International Value Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, iShares MSCI Emerging Markets ETF), the securities of small- and mid-capitalization companies (e.g., Multimanager Mid Cap Growth Portfolio, AXA/AB Small Cap Growth Portfolio and Multimanager Small Cap Value Portfolio,) or high-yield securities (e.g. EQ/High Yield Bond Portfolio, SPDR Barclays Capital High Yield Bond ETF), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly, including Contractholders whose accounts are held through omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to

42	Buying and selling shares	EQ Advisors Trust

portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

EQ Advisors Trust	Buying and selling shares	43

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Underlying Portfolios and Underlying ETFs that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s shares are not priced.

Shares of the Underlying Portfolios held by a Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of a Portfolio as well as portfolio securities and other assets held by the Underlying Portfolios are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Swaps — utilize prices provided by approved pricing services.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair

44	How portfolio shares are priced	EQ Advisors Trust

value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	45

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to qualify (in the case of a Portfolio that has not completed a taxable year) or continue to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if a Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to achieve (in the case of a Portfolio that has not completed a taxable year) or maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules for those accounts. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

46	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	47

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Portfolio’s Class IA and Class IB shares, as applicable. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA and Class IB shares of the Portfolio, as applicable, has been derived from the financial statements of the Portfolio, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Portfolio’s financial statements as of December 31, 2014 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Portfolio’s SAI and available upon request.

All Asset Growth-Alt 20 Portfolio

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2014	2013	2012	2011	2010	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.59	$18.42	$17.11	$18.46	$16.72	$19.64	$18.46	$17.15	$18.50		$16.75

Income (loss) from investment operations:
Net investment income (loss)(e)(x)	0.24	0.21	0.25	0.36	0.51	0.21	0.17	0.22	0.24		0.23
Net realized and unrealized gain (loss) on investments	0.25	2.37	1.80	(0.96)	2.02	0.27	2.42	1.83	(0.89)		2.26

Total from investment operations	0.49	2.58	2.05	(0.60)	2.53	0.48	2.59	2.05	(0.65)		2.49

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.29)	(0.31)	(0.31)	(0.28)	(0.27)	(0.29)	(0.26)		(0.26)
Distributions from net realized gains	(0.50)	(1.14)	(0.45)	(0.44)	(0.48)	(0.50)	(1.14)	(0.45)	(0.44)		(0.48)

Total dividends and distributions	(0.78)	(1.41)	(0.74)	(0.75)	(0.79)	(0.78)	(1.41)	(0.74)	(0.70)		(0.74)

Net asset value, end of year	$19.30	$19.59	$18.42	$17.11	$18.46	$19.34	$19.64	$18.46	$17.15		$18.50

Total return	2.42%	14.12%	11.98%	(3.23)%	15.20%	2.36%	14.15%	11.95%	(3.46)%		14.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,546	$9,868	$6,218	$4,032	$1,739	$276,875	$285,902	$267,515	$252,504		$277,412
Ratio of expenses to average net assets:
After waivers and reimbursements(f)	0.51%	0.35%	0.35%	0.10%	0.10%	0.50%	0.35%	0.35%	0.35%		0.35%
Before waivers and reimbursements(f)	0.58%	0.58%	0.62%	0.39%	0.35%	0.58%	0.58%	0.62%	0.64	%(c)	0.60	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements(f)(x)	1.21%	1.09%	1.37%	1.95%	2.89%	1.06%	0.88%	1.22%	1.32%		1.34%
Before waivers and reimbursements(f)(x)	1.14%	0.86%	1.09%	1.66%	2.64%	0.98%	0.65%	0.95%	1.01%		1.08%
Portfolio turnover rate^	18%	43%	43%	19%	27%	18%	43%	43%	19%		27%

^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

48	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-1520

Each business day, the Portfolio’s net asset values are transmitted electronically to insurance companies that use the Portfolio as underlying investment options for Contracts.

EQ Advisors Trust

AXA All Asset Allocation Series Portfolio

All Asset Growth - Alt 20 Portfolio

(Investment Company Act File No. 811-07953)

© 2015 EQ Advisors Trust